John Hancock Bond Trust	John Hancock Investors Trust
John Hancock California Tax-Free Income Fund	John Hancock Municipal Securities Trust
John Hancock Capital Series	John Hancock Series Trust
John Hancock Current Interest	John Hancock Sovereign Bond Fund
John Hancock Funds II	John Hancock Strategic Series
John Hancock Funds III	John Hancock Tax-Advantaged Global Shareholder Yield Fund
John Hancock Investment Trust	John Hancock Tax-Exempt Series Fund
John Hancock Investment Trust II	John Hancock Variable Insurance Trust
John Hancock Investment Trust III	(collectively, the “Trusts”)
Supplement dated December 3, 2012 to the current Statements of Additional Information of each Trust
At meetings of shareholders held in November, 2012, and as described in the proxy materials distributed to shareholders in this regard, shareholders of each of the Trusts listed above elected the following individuals to serve as Trustees of the Trusts effective as of December 1, 2012:
Charles L. Bardelis
James R. Boyle
Craig Bromley
Peter S. Burgess
William H. Cunningham
Grace K. Fey
Theron S. Hoffman
Deborah C. Jackson
Hassell H. McClellan
James M. Oates
Steven R. Pruchansky
Gregory A. Russo
Warren A. Thomson
You should read this Supplement in conjunction with the SAI and retain it for future reference.